                                                                    EXHIBIT 3.39

                                    BY-LAWS

                                       OF

                         SALEM MEDIA OF LOUISIANA, INC.

                                   Section 1.

                                    OFFICES

     1.1  The principal office shall be located at 650 Poydras, New Orleans,
                                                   -------------------------
Louisiana.
---------

     1.2 The corporation may have such offices at such other places as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   Section 2.

                                  SHAREHOLDERS

     2.1  Place of Meeting
     ---  ----------------

     Unless otherwise required by law or these By-Laws, all meetings of the shareholders shall be held at the principal office of the corporation or at such other place, within or without the State of Louisiana, as may be designated by the Board of Directors.

     2.2  Annual Meeting
     ---  --------------

     An annual meeting of the shareholders shall be held at 2:00 p.m.  on the
                                                            --------
(second Monday of December) in each year, or if said day be a legal holiday,
--------------------------
then on the next succeeding day not a legal holiday, or at such other time as the Board of Directors shall designate, for the purpose of electing directors and for the transaction of such other business as may properly be brought before the meeting.

     2.3  Special Meetings
     ---  ----------------

     Special meetings of the shareholders, for any purpose or purposes, may be
called by the President or Board of Directors.   At any time, upon the written
request of any two directors or of any shareholder or shareholders holding in the aggregate (one-fifth) of the total voting power, the Secretary shall call a
               ---------
special meeting of shareholders to be held at the registered office of the corporation at such time as the Secretary may fix, not less than fifteen nor more than sixty days after the receipt of said request, and if the Secretary shall neglect or refuse to fix such time or to give notice of the meeting, the shareholder or shareholders making the request may do so.
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     2.4  Notice of Shareholders' Meetings
     ---  --------------------------------

     Except as otherwise provided in Section 2.3 hereof, or by law, the authorized person or persons calling a shareholders' meeting shall cause written notice of the time, place and purpose of the meeting to be given to all shareholders entitled to vote at such meeting at his or her last known address, at least ten days and not more than sixty days prior to the day fixed for the meeting. Notice of the annual meeting need not state the purpose thereof, unless action is to be taken at the meeting as to which notice is required by law.

     2.5  Election of Directors
     ---  ---------------------

     The election of Directors shall be held during the annual meeting of shareholders and nomination of candidates may be made by the board of directors or by any shareholder entitled to vote in the election of directors. Nominations by a shareholder shall be in writing and delivered or mailed to the secretary of the corporation at least thirty days prior to the date of the annual meeting; however, if notice to the shareholders of the annual meeting is less than 30 days, then notice of the nomination of directors must be delivered or mailed to the secretary of the corporation no later than the fifth day following the day on which notice of the annual meeting was mailed to the shareholders.

     2.6  Voting
     ---  ------

     A.  On demand of any shareholder, the vote for directors, or on any
questions, shall be by ballot.   All elections shall be had by plurality, with
all questions decided by majority of votes cast except as otherwise provided by the articles or law.

     B. At every meeting of shareholders, a list of shareholders entitled to vote, arranged alphabetically and certified by the Secretary or by the agent of the corporation having charge of transfers of shares, showing the number and class of shares held by each such shareholder on the record date for the meeting, shall be produced on the request of any shareholder.

     2.7  Quorum
     ---  ------

     A. Except as otherwise provided by law, the presence, in person or by proxy, of the holders of a majority of the total voting power shall constitute a quorum at all meetings of the shareholders.

     B. When a quorum is present at any meeting, the vote of the holders of 4 majority of the voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of law or the Articles of Incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question. Directors shall be elected by plurality vote.

     C. The shareholders present or represented at a duly organized meeting shall constitute a quorum and may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum as fixed in Section 2.6 of these By-Laws, or the refusal of any shareholders present to vote.

     2.8  Proxy Vote
     ---  ----------

     At any meeting of the shareholders, every shareholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such shareholder and bearing a date not more than eleven months prior to said meeting, unless said instrument provides for a longer period. The aforesaid proxy need not be a shareholder of the corporation. Each shareholder shall have one vote for each share of stock having voting power, registered in his name on the books of the corporation at the time of the said meeting or on the record date for the determination of shareholders entitled to vote at the said meeting if the Board of Directors shall have fixed such a record date. Except as the Board may provide otherwise, if no record date is fixed (a) for the purpose of determining shareholders entitled to notice of and to vote at a meeting, the close of business on the day before the notice of the meeting is mailed, or if notice is waived, the close of business on the day before the meeting, shall be the record date for such purpose, or (b) for any other purpose, the close of business on the day on which the Board of Directors adopts the resolution relating thereto shall be the record date for such purpose.

     2.9  Adjournment of Meeting
     ---  ----------------------

     A. Adjournments of any annual or special meeting of shareholders may be taken without new notice being given unless a new record date is fixed for the adjourned meeting, but any meeting at which directors are to be elected shall be adjourned only from day to day until such directors shall have been elected.

     B. If a meeting cannot be organized because a quorum has not attended, those present may adjourn the meeting to such time and place as they may determine, subject, however, to the

                                       3
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provisions of Section 2.9 A.  hereof.  In the case of any meeting called for the election of directors, those who attend the second of such adjourned meetings, although less than a quorum as fixed in Section 2.6 hereof, shall nevertheless constitute a quorum for the purpose of electing directors.

                                   Section 3.

                                   DIRECTORS

     3.1  Powers of Directors
     ---  -------------------

     All of the corporate powers shall be vested in, and the business and affairs of the corporation shall be managed by a Board of Directors. The Board may exercise all such powers of the corporation and do all such lawful acts and things which are not by law, the Articles of Incorporation, or these By-Laws
directed or required to be done by the shareholders.   Without prejudice to such
general powers, the directors have the following specific powers:

     (a) To devolve the powers and duties of any officer to any other person for a specified period of time;

     (b) To confer upon any officer the power to appoint, remove, suspend and determine the compensation of subordinate officers or agents;

     (c)  To determine who shall be entitled to vote;

     (d) To assign or transfer shares of stock, bonds, debentures or other securities held by other corporate subsidiaries of the corporation; and,

     (e) To delegate any powers of the board of directors to any standing or special committee or to any officer or agent with the power to subdelegate upon such terms as the directors deem fit.

     3.2  Number of Directors and Qualifications
     ---  --------------------------------------

     A. The Board of Directors shall be comprised of no more than three natural persons and shall hold office for one year or until their successors are chosen and have qualified.

     B. The Board of Directors, by majority vote, may decrease or increase the number of directors, authorized in paragraph A at any time subsequent to the
annual meeting of shareholders.   A decrease in the number of directors shall
not shorten the term of any incumbent director nor reduce the number of directors below the minimum number as specified by the articles. The board of directors, by a vote of a majority of directors, may immediately fill any vacancies and the so elected directors shall serve until such time as they are subject to re-election.

     C.  No director need be a shareholder.

     3.3  Place of Holding Meetings
     ---  -------------------------

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     The meetings of the Board of Directors may be held at such place within or without the State of Louisiana as a majority of the directors may from time to
time appoint.   Meetings by the Board of Directors, whether regular or special, may be conducted by telephone conferences or other similar communications equipment and participation in such a meeting shall constitute presence at such
meeting.   All participants in such a meeting, by virtue of their participation, shall be deemed to have consented to the recording of the meeting, by either an electronic recording device or written transcript, in order to record the minutes for the corporate records.

     3.4  Organizational Meeting
     ---  ----------------------

     The first meeting of each newly elected Board shall be held immediately following the annual shareholders' meeting and at the same place as the annual meeting, and no notice of such first meeting shall be necessary to the newly elected directors in order legally to constitute the meeting. The purpose of the meeting will be for organization, election of officers and the transaction of business.

     3.5  Regular Directors' Meetings
     ---  ---------------------------

     A. Regular meetings of the Board may be held, upon five days' written notice from the President or the Secretary at such time and place either within or without the State of Louisiana as shall from time to time be determined by the Board, provided that notice of such determination shall be given to all Directors. Directors present at any regular or special meeting shall be deemed to have received due, or to have waived, notice thereof, provided that a director who participates in a meeting by telephone shall not be deemed to have received or waived due notice if, at the beginning of the meeting, he objects to the transaction of any business because the meeting is not lawfully called.

     B. Any action which may be taken at a meeting of the Board or any committee thereof, may be taken by a consent in writing signed by all of the directors or by all members of the committee, as the case may be, and filed with the records of proceedings of the Board or committee.

     C. Members of the Board may participate in and be present at any meeting of the Board or any committee thereof by means of conference telephone or similar communications equipment if all persons participating in such meeting can hear and communicate with each other.

     3.6  Special Directors' Meetings
     ---  ---------------------------

     Special meetings of the Board of Directors may be called any time by the Board of Directors, by vote at a meeting, by the President, or in writing, with or without a meeting by a majority of the directors. The special meetings may be held at such time and place either within or without the State of Louisiana as designated by the board of directors. In the absence of such designation, the meeting place will be determined through a notice thereof.

     3.7  Notice Of Special Directors Meetings
     ---  ------------------------------------

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     Special meetings of the Board may be called by the President on two days'
notice given to each director, either personally or by telephone, mail, or telegram. Special meetings shall be called by the President or Secretary in like manner and on like notice on the written request of two directors and if the President and Secretary fail or refuse, or are unable to call a meeting when requested by any two directors, then the two directors may call the meeting on two days' written notice given to each director.

     3.8  Quorum
     ---  ------

     A. A majority of the directors in office and qualify to act constitute a quorum for the transaction of business, and except as otherwise provided by law, the articles or these by-laws, the acts of a majority of the directors present at a fleeting at which a quorum is present shall be the acts of the Board.

     B. If a quorum is present when the meeting is convened, the directors present may continue to do business, taking action by vote of a majority of a quorum as fixed in paragraph A. hereof, until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum as fixed in Paragraph
A.  hereof or the refusal of any director present to vote.

     3.9  Compensation of Directors
     ---  -------------------------

     Directors as such, shall receive such salary for their services as may be fixed by resolution of the Board of Directors and shall receive their actual expenses of attendance, if any, for each regular or special meeting of the Board or any committee thereof; provided that nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

     3.10  Removal Of Board Member
     ----  -----------------------

     The shareholders, by vote of a majority of the total voting power at any special meeting called for the purpose, may remove from office any one or more of the directors, notwithstanding that his/her or their terms of office may not have expired, and may forthwith at such meeting proceed to elect a successor for the unexpired term. Whenever the holders of the shares of any class or series or of any obligations are entitled to elect one or more directors, the provisions of this paragraph shall apply, in respect to the removal of a director or directors so elected, and the election of a successor or successors, to the vote of the holders of the outstanding shares of that class or series or of those obligations and not to the vote of the outstanding shares as a whole. If a director has been elected by the exercise of the privilege of cumulative voting, such director may not be removed if the votes cast against his removal would be sufficient to elect him/her if then cumulatively voted in his/her favor at an election of the entire Board of Directors, or, if there be classes of directors, at an election of the class of directors of which he is a part.

     3.11  Resignations
     ----  ------------
     The resignation of a Director shall take effect upon receipt of written notice to the president or secretary, or on any later date, not more than 30 days after such receipt specified herein.

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     3.12  Vacancies
     ----  ---------

     When any vacancy occurs among the Directors during an unexpired term, a Director shall be elected to fill such vacancy by a majority vote of the remaining members of the board. If the board fails to fill such vacancy for a period of ninety days following the vacancy, the shareholders may elect a director to fill such vacancy at a special meeting of the shareholders called for this particular purpose.

     3.13  Ineligibility
     ----  -------------

     No member shall be permitted to vote on any question in which he or she has a personal interest, directly or indirectly.

     3.14  Board Procedure
     ----  ---------------

     The Chairman of the Board shall preside at board meetings; after roll call he or she shall turn the meeting over to the president to present the affairs of the corporation and the business before the board. The Chairman of the board, or if there is none, the president will serve as chairman, shall call for all votes and shall be judge of all points of order. His or her decision on points of order shall be final, unless two members of the board appeals the decision to the board; in which event, a majority of the members present shall decide the question. All resolutions entered in the minutes shall be considered past based on statement of yeas and nays and will be considered an unanimous vote by all of the directors present at the meeting. Any member has a right to request the secretary to enter his or her name on the minutes as voting against a motion.

     3.15  Committees of Directors
     ----  -----------------------

     The Board may designate one or more committees, each committee to consist of two or more of the directors of the corporation (and one or more directors may be named as alternate members to replace any absent or disqualified regular members), which, to the extent provided by resolution of the Board, shall have and may exercise the powers of the Board in the management of the business and affairs of the corporation, and may have power to authorize the seal of the corporation to be affixed to documents. Such committee or committees shall have such name or names as may be determined, from time to time, by resolution of the Board. Any vacancy occurring in any such committee shall be filled by the Board, but the President may designate another director to serve on the committee pending action by the Board. Each such committee shall hold office during the term of the Board constituting it, unless otherwise ordered by the Board.

     3.16  Executive Committee
     ----  -------------------

     The Board of Directors may form an executive committee for the day to day managerial functions of the corporation, delegating whatever powers to said committee which the board in its discretion may deem fit to so delegate. If an executive committee is appointed, the committee will be made up of at least two other members of the Board of Directors, the president shall also be a member. The committee shall have all the powers of the board when the board is not in session.

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     3.17  Minutes of Meetings of Committees
     ----  ---------------------------------

     Any committees designated by the board shall keep regular minutes of their proceedings, and shall report the same to the board when required; however, no approval by the board of any action properly taken by a committee shall be required.

     3.18  Committee Procedure
     ----  -------------------

     If the Board fails to designate a chairman of a committee, the president will then assume the role of chairman. Each committee shall meet at such times
as it determines and at any time when called by the chairman.   A majority of a
committee constitutes a quorum, and a committee may take action either by majority vote of the members present which constitutes a quorum, or by written concurrence of a majority of the members. If a member of a committee is absent or has been disqualified, the qualified members present, whether or not they constitute a quorum, unanimously appoint a director to act in place of the
absent or disqualified member.   The board has the power to change the members
in the committee at any time, fill vacancies and to discharge any committee at any time.

                                   Section 4.

                                    OFFICERS

     4.1  Titles of Officers
     ---  ------------------

     A.  The officers of the corporation shall be chosen by the director(s) and
                                                                ----------
shall be a President, a Secretary, and a Treasurer.  The directors may elect one
           ---------------------------------------
or more Vice-Presidents. Any two offices may be held by one person, provided that no person holding more than one office may sign, in more than one capacity, any certificate or other instrument required by law to be signed by two officers.

     B. The Board of Directors may appoint such other officers as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

     C. The officers of the corporation shall hold office at the pleasure of the Board of Directors.

     4.2  President
     ---  ---------

     The President shall preside at all meetings of the shareholders and shall
have general and active management of the business of the corporation.   The
President shall act as chief executive officer, with power to execute all authorized instruments, shall see that all orders and resolutions of the board are carried into effect, and direct the other officers in the performance of their duties. The President shall perform generally all acts incident to the office of President or which are authorized or required by law, or which are incumbent upon the office under the provision of the articles and these By-Laws. If a Chairman of the Board of Directors has not been elected, the President, shall act as Chairman and shall preside at all meetings of the Board.

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     4.3  Vice-President
     ---  --------------

     The Vice-Presidents (if any) in the order specified by the Board or, if not so specified, in the order of their seniority shall, in the absence or disability of the President, perform the duties and exercise the powers of the President, and shall perform such other duties as the President or the Board of Directors shall prescribe.

     4.4  Secretary
     ---  ---------

     The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose. He or she shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board, and shall perform such other duties as may be prescribed
by the Board or President, under whose supervision he or she shall be.   The
Secretary, except as otherwise determined by the Directors, shall be in charge of the original stock books, transfer books, and stock ledgers and shall act as transfer agent in respect to the stock and other securities issued by the corporation. He or she shall keep in safe custody the seal of the corporation, if any, and affix the same to any instrument requiring it.

     4.5  Treasurer
          ---------

     The Treasurer shall have the custody of the corporate funds and shall keep or cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all monies and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. He or she shall keep a proper accounting of all receipts and disbursements and shall disburse the funds of the corporation only for proper corporate purposes or as may be ordered by the Board and shall render to the President and the Board at the regular meetings of the Board, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the corporation. If required by the board, the Treasurer shall give the corporation a bond for the faithful discharge of his or her duties and for restoration to the corporation, upon termination of his tenure, of all property of the corporation under his or her control.

     4.6  Term of Office
     ---  --------------

     All officers elected or appointed by the Board of Directors and under its authority shall hold office at the pleasure of the board.

                                   Section 5.

                                 CAPITAL STOCK

     5.1  Certificates
     ---  ------------

     The certificates for each class of stock of the corporation shall be numbered and shall be entered in the books of the corporation as they are
issued.   Every certificate of stock shall be signed by the President or a Vice-
President and the Treasurer or the Secretary.  If any stock

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certificate is signed by a transfer agent or by a registrar, other than the corporation itself or an employee of the corporation, the signature of any such officer may be a facsimile.

     5.2  Missing Certificates
     ---  --------------------

     The officers of the corporation may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issuance of a new certificate or certificates, the officers of the corporation shall, unless dispensed with by the Board, as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as such officers shall require and/or give the corporation a bond in such sum as they may deem appropriate as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     5.3  Transfers
     ---  ---------

     A. Upon surrender to the corporation, or the transfer agent of the corporation, of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     B. When the owner or holder of any of the capital stock of the corporation decides to sell or otherwise dispose of any part of his or her stock, he or she shall give notice of their intention to so dispose of any part of the stock to the Secretary of the Corporation. Notice is to be given by registered mail, stating the number of shares to be sold and the price at which offered. Immediately upon receipt of such communication, the Secretary shall notify the other stockholders by registered mail in order that they may avail themselves of their right to purchase the stock at the stated price. Any prospective purchaser who is the owner or holder of any of the capital stock of the corporation shall immediately contact the Secretary of the Corporation, who will thereby contact the shareholder who has evidenced their desire to sell the stock; should there be two or more shareholders desiring to purchase the stock that is offered for sale, the stock shall be prorated among the stockholders desiring to purchase the stock. If there are no stockholders desiring to purchase the stock, then the stock may be sold to any other person at a price not less than that offered originally to the other stockholders.

     5.4  Record Date
     ---  -----------

     For the purpose of determining shareholders entitled to notice of and to vote at a meeting, or to receive a dividend, or to receive or exercise subscription or other rights, or to participate in a reclassification of stock, or in order to make a determination of shareholders for such purpose, such date shall be not more than sixty days and, if fixed for the purpose of determining shareholders entitled to notice of and to vote at a meeting, not less than ten days, prior to the date on which the action requiring the determination of shareholders is to be taken.

     5.5  Transfer Agents and Registrars
     ---  ------------------------------

     The Board may appoint or remove transfer agents and registrars for any
class of stock.   The transfer agents shall be responsible for effectuance of original issuances of stock certificates and transfer of shares, recording and advising corporation of such issuance and transfers, countersign and deliver stock certificates and keep the stock transfer and other pertinent records.
The registrar shall prevent over issuance by registering and countersigning all
stock certificates issued.   A transfer agent and registrar may be identical.
Transfer agents and registrars, when covered with the company as obligees by indemnity bond issued by a surety company and approved by the corporations general counsel and providing indemnity unlimited in a stated amount or in form and amount signed by a surety that is approved by the board, and upon receipt of an appropriate affidavit indemnity agreement may (a) countersign, register and deliver in place of any stock certificate alleged to have been stolen, destroyed, lost or mutilated and place a certificate for the same number of shares and to make any payment, credit, transfer, issuance, conversion or exchange to which holder may be entitled in respect of such replaced certificate, without the surrender of said certificate for cancellation and (b) effect transfers of shares from the names of deceased persons whose estates (not exceeding $1000.00 in gross asset value) are not administered.

                                   Section 6.

                                 MISCELLANEOUS

     6.1  Corporate Records
     ---  -----------------

     The Articles of Incorporation, the By-Laws and the proeedings of all meetings of shareholders, board of directors and any other committee or board shall be recorded 44' appropriate minute books. The minutes of each meeting shall be signed by the secretary or any other officer appointed to act as Secretary of the Meeting.

     6.2  Inspection of Corporate Records
     ---  -------------------------------

     The minutes of proceedings, stock ledgers and books of accounts, shall be open to inspection upon written demand, to the extent allowed by applicable Louisiana Law, at any reasonable time for purposes reasonably related to the interest of the shareholders. Such inspections may be made in person by the shareholder, or an authorized agent, or an attorney and shall include the right to make abstracts. The inspection of the corporate records, other than at a shareholders meeting, shall be made in writing upon the President or Secretary.

     6.3  Corporate Seal
     ---  --------------

     The Board of Directors may adopt a corporate seal, which seal shall have inscribed thereon the name of the corporation. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. Failure to affix the seal shall not, however, affect the validity of any instrument.

     6.4  Dividends
     ---  ---------

     Except as otherwise provided by law or the Articles of Incorporation, dividends upon the stock of the corporation may be declared by the Board of Directors at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of stock.

     6.5  Checks
     ---  ------

     All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

     6.6  Notices
     ---  -------

     A. Any written notice required or permitted by law, the Articles of Incorporation, or the By-Laws to be given to any shareholder or director shall be deemed to have been given to such shareholder or director when such notice is served upon such shareholder or director, or two business days after such notice is placed in the United States mail, postage prepaid, addressed to such shareholder or director at his last known address, whichever is earlier.

     B. Whenever any notice is required to be given by law, the Articles of Incorporation, or the By-Laws, a waiver thereof in writing signed by the person or persons entitled to said notice, and filed with the records of the meeting, whether before or after the time stated therein, shall be deemed equivalent thereto.

     6.7  Fiscal Year
     ---  -----------

     The Board of Directors may adopt for and on behalf of the corporation a fiscal or a calendar year.

     6.8  Gender
     ---  ------

     All pronouns and variations thereof used in these By-Laws shall be deemed to refer to the masculine, feminine or neuter gender, singular or plural, as the identity of the person, persons, entity or entities referred to require.

                                   Section 7.

                                INDEMNIFICATION

     The corporation shall indemnify its officers and directors, and may indemnify its employees and agents, and may procure insurance on behalf of its officers, directors, employees and agents to the full extent permitted by
Section 83 of the Louisiana Business Corporation Law, as amended.

                                   Section 8.

                                   AMENDMENTS

     These By-Laws may be amended or repealed by the Board of Directors at any regular or special meeting or by the shareholders at any annual or special meeting, provided notice of the proposed amendment or repeal be contained in the notice of such annual or special meeting of shareholders.

                                  CERTIFICATE

     I, Eric H.  Halvorson, Secretary of Salem Media of Louisiana, Inc., a
        ------------------  -------------------------------------------
Louisiana corporation (the "Corporation"), do hereby certify that the attached is a true and correct copy of the By-Laws of the Corporation duly adopted by the Baord of Directors of the Corporation on May 12, 1986, that they are still in
                                         ------     -
full force and effect and that they have not been amended or rescinded.

Dated:     May 12               , 1986.
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                                       Eric H.  Halvorson
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                                       ____________________, Secretary

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